                                                                  EXECUTION COPY


                        RECONSTITUTED SERVICING AGREEMENT

         THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of December, 2005, by and between LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation (the "Seller" or "Lehman Brothers Holdings"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (the "Servicer"), and acknowledged by AURORA LOAN SERVICES LLC, a Delaware limited liability company ("Aurora"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (the "Trustee"), recites and provides as follows:

                                    RECITALS

         WHEREAS, Lehman Brothers Bank, FSB (the "Bank") acquired certain adjustable rate, conventional, first lien, residential mortgage loans from the Servicer pursuant to the Seller's Warranties and Servicing Agreement between the Seller and the Servicer, dated as of September 1, 2005 for Adjustable Rate Mortgage Loans (WFHM Mortgage Loan Series 2005-W76) (the "SWSA").

         WHEREAS, pursuant to an Assignment and Assumption Agreement, dated December 1, 2005 (the "Assignment and Assumption Agreement") annexed as Exhibit F hereto, the Seller acquired from the Bank all of the Bank's right, title and interest in and to the mortgage loans currently serviced under the SWSA and assumed for the benefit of each of the Servicer and the Bank the rights and obligations of the Bank as owner of such mortgage loans pursuant to the SWSA.

         WHEREAS, the Seller has conveyed the mortgage loans identified on Exhibit C hereto (the "Serviced Mortgage Loans") to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Serviced Mortgage Loans to the Trustee, pursuant to a trust agreement, dated as of December 1, 2005 (the "Trust Agreement"), among the Trustee, Aurora, as master servicer ("Aurora", and, together with any successor master servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer"), [Wells Fargo Bank, National Association (the "Securities Administrator")] and SASCO.

         WHEREAS, the Serviced Mortgage Loans are currently being serviced by the Servicer pursuant to the SWSA attached hereto as Exhibit B.

         WHEREAS, the Seller desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Seller and the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein.

         WHEREAS, the Seller and the Servicer agree that the provisions of the SWSA shall apply to the Serviced Mortgage Loans, except to the extent otherwise provided herein and that this Agreement shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement.

         WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Agreement.

         WHEREAS, the Seller and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.


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         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

                                    AGREEMENT

1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the SWSA incorporated by reference herein (regardless if such terms are defined in the SWSA), shall have the meanings ascribed to such terms in the Trust Agreement.

2. Custodianship. The parties hereto acknowledge that Wells Fargo Bank, National Association will act as custodian of the Servicing Files for the Trustee pursuant to a Custodial Agreement, dated December 1, 2005, between Wells Fargo Bank, National Association and the Trustee.

3. Servicing. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the SWSA, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the SWSA, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

4. Trust Cut-off Date. The parties hereto acknowledge that by operation of
Section 4.05 and Section 5.01 of the SWSA, the remittance on January 18, 2005 to the Trust Fund is to include principal due after December 1, 2005 (the "Trust Cut-off Date") plus interest, at the Mortgage Loan Remittance Rate collected during the related Due Period exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clauses (b), (c), (d) and (e) of Section 5.01 of the SWSA.

5. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the SARM 2005-23 Trust Fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as the Seller under the SWSA to enforce the obligations of the Servicer under the SWSA and the term "Purchaser" as used in the SWSA in connection with any rights of the Purchaser shall refer to the Trust Fund or, as the context requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Section 10.01 of the SWSA. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Seller under the SWSA and in connection with the performance of the Master Servicer's duties hereunder the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

6. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Serviced Mortgage Loans (other than those representations and warranties made by the Servicer in Section 3.02 of the SWSA hereby restated as of the date of the SWSA) in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

                                       2
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7. Notices. All notices and communications between or among the parties hereto
(including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

         All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

                  Aurora Loan Services LLC
                  327 Inverness Drive South
                  Englewood, CO 80112
                  Mail Stop Code - 3195
                  Attn: E. Todd Whittemore - Master Servicing
                        SARM 2005-23
                  Tel:  720-945-3422


         All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

                  JPMorgan Chase Bank, N.A.
                  New York, New York
                  ABA#: 021-000-021
                  Account Name: Aurora Loan Services LLC,
                                Master Servicing Payment Clearing Account
                  Account Number: 066-611059
                  Beneficiary: Aurora Loan Services LLC
                  For further credit to: SARM 2005-23

         All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

                  U.S. Bank National Association
                  1 Federal Street
                  Boston, M.A. 02110
                  Attention: Corporate Trust Services
                  Telephone:  (617) 603-6406
                  Telecopier: (617) 603-6637

         All notices required to be delivered to the Seller hereunder shall be delivered to the Seller, at the following address:

                  Lehman Brothers Holdings Inc.
                  745 Seventh Avenue, 6th Floor
                  New York, New York  10019
                  Attention: Leslee Gelber
                  Telephone: 212- 526-5861
                  E-mail: lgelber@lehman.com

                                       3
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                  With a copy to:
                  Dechert, LLP
                  Cira Centre
                  2929 Arch Street
                  Philadelphia, PA 19104-2808
                  Attention: Steven J. Molitor, Esq.

         All notices required to be delivered to the Servicer hereunder shall be delivered to its office at the address for notices as set forth in the SWSA.

8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

9. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.



                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]




                                       4
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         Executed as of the day and year first above written.

                                             LEHMAN BROTHERS HOLDINGS INC.,
                                               as Seller


                                             By:  _____________________________
                                                  Name:  Ellen Kiernan
                                                  Title: Authorized Signatory


                                             WELLS FARGO BANK, NATIONAL
                                             ASSOCIATION,
                                               as Servicer


                                             By:  _____________________________
                                                  Name:
                                                  Title:
Acknowledged:

AURORA LOAN SERVICES LLC,
  as Master Servicer

By: _____________________________________
    Name:  E. Todd Whittemore
    Title: Executive Vice President


U.S. BANK NATIONAL ASSOCIATION
  as Trustee

By: _____________________________________
    Name:  Diana J. Kenneally
    Title: Assistant Vice President

                                    EXHIBIT A

                            Modifications to the SWSA

1. Unless otherwise specified herein, any provisions of the SWSA, including definitions, relating to (i) representations and warranties relating to the Mortgage Loans and not relating to the servicing of the Mortgage Loans, (ii) Mortgage Loan repurchase obligations, (iii) Whole Loan and Pass-Through Transfers and Reconstitution, and (iv) Assignments of Mortgage, shall be disregarded for purposes relating to this Agreement. The exhibits to the SWSA and all references to such exhibits shall also be disregarded.

2. The definition of "Determination Date" in Article I is hereby amended as follows:

                  Determination Date: With respect to each Remittance Date, the 15th day of the month in which such Remittance Date occurs, or, if such 15th day is not a Business Day, the succeeding Business Day.

3. A new definition of "Prepayment Charge" is added to Article I immediately following the definition of "PMI Policy" to read as follows:

                  Prepayment Charge: Any prepayment or yield maintenance fees, penalties or charges to be paid by the Mortgagor in connection with a Principal Prepayment on a Mortgage Loan.

4.       A new definition of "Prepayment Interest Shortfall Amount" is added to
         Article I immediately following the definition of "Prepayment Charge" to read as follows:

                  Prepayment Interest Shortfall Amount: With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such Due Period, the amount of interest (net of the related Servicing Fee for Principal Prepayments in full only) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.


5. A new definition of "Realized Loss" is added to Article I immediately following the definition of "Rating Agencies" to read as follows:

                  Realized Loss: With respect to each Liquidated Mortgage Loan (as defined in the Trust Agreement), an amount equal to (i) the unpaid principal balance of such Mortgage Loan as of the date of liquidation, minus (ii) Liquidation Proceeds received, to the extent allocable to principal, net of amounts that are reimbursable therefrom to the Master Servicer or the Company with respect to such Mortgage Loan (other than Monthly Advances of principal) including expenses of liquidation.

6. The parties acknowledge that the fourth paragraph of Section 2.02 (Books and Records; Transfers of Mortgage Loans) shall be inapplicable to this Agreement.

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7.       The parties acknowledge that Section 2.03 (Custodial Agreement;
         Delivery of Documents) shall be superceded by the provisions of the Custodial Agreement.

8. Section 3.01(c) (No Conflicts) is hereby amended by deleting the words "the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser".

9. Section 3.01(f) (Ability to Perform) is hereby amended by deleting the second and third sentences thereof.

10. Section 3.01(h) (No Consent Required) is hereby amended by deleting the words "or the sale of the Mortgage Loans".

11.      Section 3.01 (i) (Selection Process), Section 3.01(k) (Sale Treatment),
         Section 3.01(m) (No Brokers' Fees) and Section 3.01(n) (Fair Consideration) shall be inapplicable to this Agreement.

12. Four new paragraphs are hereby added at the end of Section 3.03 (Repurchase) to read as follows:

                           It is understood and agreed that the representations
                  and warranties set forth in Section 3.01 (a) through (h), (j) and (l) are hereby restated as of the Closing Date and shall survive the engagement of the Company to perform the servicing responsibilities hereunder and the delivery of the Servicing Files to the Company and shall inure to the benefit of the Trustee, the Trust Fund and the Master Servicer. Upon discovery by either the Company, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Company to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Trustee or the Trust Fund, the party discovering such breach shall give prompt written notice to the other.

                           Within 60 days of the earlier of either discovery by
                  or notice to the Company of any breach of a representation or warranty set forth in Section 3.01 which materially and adversely affects the ability of the Company to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Company shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Company shall, at the Trustee's option, assign the Company's rights and obligations under this Agreement (or respecting the affected Loans) to a successor servicer selected by the Trustee with the prior consent and approval of the Master Servicer. Such assignment shall be made in accordance with Section 12.01.

                           In addition, the Company shall indemnify (from its
                  own funds) the Trustee, the Trust Fund and Master Servicer and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Company's representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this
                  Section 3.01 constitute the sole remedies of the Master Servicer, the Trust Fund and the Trustee respecting a breach of the foregoing representations and warranties.

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                           Any cause of action against the Company relating to
                  or arising out of the breach of any representations and warranties made in Section 3.01 shall accrue upon (i) discovery of such breach by the Company or notice thereof by the Trustee or Master Servicer to the Company, (ii) failure by the Company to cure such breach within the applicable cure period, and (iii) demand upon the Company by the Trustee or the Master Servicer for compliance with this Agreement.

13.      Section 4.01 (Company to Act as Servicer) is hereby amended as follows:

(i) by deleting the first, second and third sentences of the second paragraph of such section and replacing it with the following:

                           Consistent with the terms of this Agreement, the
                  Company may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Company's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Company, imminent, the Company shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan.

(ii) by adding the following to the end of the second paragraph of such section:

                  Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Company shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

14. Section 4.04 (Establishment of and Deposits to Custodial Account) is hereby amended as follows:

(a) the words "in trust for the Purchaser and/or subsequent purchasers of Mortgage Loans -P&I" in the fourth and fifth lines of the first sentence of the first paragraph shall be replaced by the following: "in trust for SARM 2005-23 Trust Fund and various Mortgagors".

(b) by amending clause (viii) to read as follows:

                           (viii) the amount of any Prepayment Interest Shortfall Amount paid out of the Company's own funds without any right to reimbursement therefor;

15. Section 4.05 (Permitted Withdrawals From Custodial Account) is hereby amended by replacing the last five lines of clause (ii) with the following:

                           the Trust Fund; provided however, that in the event
                  that the Company determines in good faith that any unreimbursed Monthly Advances will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Monthly Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, the Company may reimburse itself for such amounts from the Custodial Account, it being understood, in the case of any such reimbursement, that the Company's right thereto shall be prior to the rights of the Trust Fund;

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16.      Section 4.06 (Establishment of and Deposits to Escrow Account) shall be amended by deleting the words "Purchaser and/or subsequent purchasers of Residential Mortgage Loans, and various Mortgagors-T&I" in the fourth and fifth lines of the first sentence of the first paragraph, and replacing it with the following:

                  "in trust for SARM 2005-23 Trust Fund and various Mortgagors".

17. Section 4.16 (Title, Management and Disposition of REO Property) is hereby amended by (i) adding two new paragraphs after the fourth paragraph thereof to read as follows:

                  In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Company shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Company has applied for and received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Company has received such an extension, then the Company shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Company has not received such an extension and the Company is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Company has received such an extension, and the Company is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Company shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Company) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The Trustee shall sign any document or take any other action reasonably requested by the Company which would enable the Company, on behalf of the Trust Fund, to request such grant of extension.

                  Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
                  Section 860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Company has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

         (ii) replacing the word "advances" in the sixth line of the fifth paragraph thereof with "Monthly Advances" and (iii) by adding the following to the end of such Section:

                  Prior to acceptance by the Company of an offer to sell any REO Property, the Company shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each a "Notice of Sale"). The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Company in writing, within five (5) days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Company shall not proceed with such sale.

18.      A new Section 4.29 is hereby added to read as follows:

         Section 4.29 Waiver of Prepayment Charges.

         The Servicer or any designee of the Servicer shall not waive any Prepayment Charge with respect to any Mortgage Loan. If the Servicer or its designee fails to collect a Prepayment Charge at the time of the related prepayment of any Mortgage Loan subject to such Prepayment Charge, the Servicer shall pay to the Purchaser at such time (by deposit to the Custodial Account) an amount equal to the amount of the Prepayment Charge not collected. Notwithstanding the above, the Servicer or its designee may waive a Prepayment Charge without paying to the Purchaser the amount of such Prepayment Charge only if the related prepayment is not the result of a refinancing by the Servicer or its designee and such waiver (i) relates to a defaulted Mortgage Loan or a reasonably foreseeable default, such waiver is standard and customary in servicing similar mortgage loans to the Mortgage Loans, and such waiver, in the reasonable judgment of the Servicer, would maximize recovery of total proceeds from the Mortgage Loan, taking into account the amount of such Prepayment Charge and the related Mortgage Loan, or (ii) relates to a Prepayment Charge the collection of which, in the reasonable judgment of the Servicer, would be a violation of applicable laws.

19. Section 5.01 (Remittances) is hereby amended by replacing the word "second" with the word "first" in the second paragraph of such Section, and is further amended by adding the following after the second paragraph of such Section:

                           All remittances required to be made to the Master
                  Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

                           JPMorgan Chase Bank, N.A.
                           New York, New York
                           ABA #: 021-000-021
                           Account Name: Aurora Loan Services LLC
                           Master Servicing Payment Clearing Account
                           Account Number: 066-611059
                           Beneficiary: Aurora Loan Services LLC
                           For further credit to: Aurora Loan Services 2005-23

20. Section 5.02 (Statements to Purchaser) is hereby amended in its entirety to read as follows:

                  Section 5.02 Statements to Master Servicer.

                           No later than 30 days upon request, the Company shall
                  deliver or cause to be delivered to the Master Servicer executed copies of the custodial and escrow account certifications or letter agreements pursuant to Sections 4.04 and 4.06.

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                           Not later than the tenth calendar day of each month,
                  the Company shall furnish to the Master Servicer an electronic file providing loan level accounting data for the period ending on the last Business Day of the preceding month in the format set forth in Exhibits D-1 and D-2 hereto (or in such other format mutually agreed to between the Company and the Master Servicer). The information required by Exhibit D-2 is limited to that which is readily available to the Company and is mutually agreed to by the Company and Master Servicer.

21. Section 5.03 (Monthly Advances by Company) is hereby amended by deleting the last sentence of such Section.

22. Section 6.04 (Annual Statements as to Compliance) is hereby amended by replacing the words "the Purchaser" in the first line with the words "the Master Servicer".

23. Section 6.05 (Annual Independent Public Accountants' Servicing Report) is hereby amended by replacing the words "each Purchaser" in the third line with the words "the Master Servicer."

24. Section 8.01 (Indemnification; Third Party Claims) is hereby amended in its entirety to read as follows:

                  The Company shall indemnify the Purchaser, the Trust Fund, the Trustee and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Company to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement. The Company immediately shall notify the Purchaser, the Master Servicer and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim. The Company shall follow any written instructions received from the Trustee in connection with such claim. The Company shall provide the Trustee with a written report of all expenses and advances incurred by the Company pursuant to this Section 8.01, and the Trustee from the assets of the Trust Fund promptly shall reimburse the Company for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way relates to the failure of the Company to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or the gross negligence, bad faith or willful misconduct of the Company.

25.      Section 10.01 (Events of Default) is hereby amended by:

(a)      changing any reference to "Purchaser" to "Master Servicer"

(b) changing the reference to "five (5) days" to "two (2) Business Days" in clause (i); and

(c) amending subclause (vii) as follows: "the Company at any time is neither a Fannie Mae or Freddie Mac approved servicer, and the Master Servicer has not terminated the rights and obligations of the Company under this Agreement and replaced the Company with a Fannie Mae or Freddie Mac approved servicer within 30 days of the absence of such approval; or".

26. Section 10.02 (Waiver of Defaults) is hereby amended by changing the reference to "Purchaser" to "Master Servicer with the prior written consent of the Trustee".

27.      Section 11.01 (Termination) is hereby amended by restating subclause
         (ii) thereof to read as below and adding the following sentence after the first sentence of this Section 11.01:

                  (ii) mutual consent of the Company and the Trustee in writing, provided such termination is also acceptable to the Master Servicer and the Rating Agencies.

                           At the time of any termination of the Company
                  pursuant to Section 11.01, the Company shall be entitled to all accrued and unpaid Servicing Fees and unreimbursed Servicing Advances and Monthly Advances; provided, however, in the event of a termination for cause under Section 10.01 hereof, such unreimbursed amounts shall not be reimbursed to the Company until such amounts are received by the Trust Fund from the related Mortgage Loans.

28. Section 11.02 (Termination Without Cause) is hereby amended by replacing the first reference to "The Purchaser" with "Lehman Brothers Holdings (with the prior consent of the Trustee)" and by replacing all other references to "the Purchaser" with "Lehman Brothers Holdings."

29. Section 12.01 (Successor to Company) is hereby amended in its entirety to read as follows:

                           Simultaneously with the termination of the Company's
                  responsibilities and duties under this Agreement pursuant to Sections 8.04, 10.01, 11.01(ii) or 11.02, the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Company's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement, and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Company under this Agreement with the termination of the Company's responsibilities, duties and liabilities under this Agreement. Any successor to the Company that is not at that time a servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, the Purchaser, the Trustee and each Rating Agency (as such term is defined in the Trust Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or the Purchaser, as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Company under this Agreement. In the event that the Company's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Company shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Company pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Company of the representations and warranties made pursuant to Sections 3.01 and 3.02 and the remedies available to the Trust Fund under Section 3.03 shall be applicable to the Company notwithstanding any such resignation or termination of the Company, or the termination of this Agreement.

                           Within a reasonable period of time, but in no event
                  longer than 30 days of the appointment of a successor entity, the Company shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Company shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Company's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

                           Any successor appointed as provided herein shall
                  execute, acknowledge and deliver to the Trustee, the Company and the Master Servicer an instrument accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Company under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Company, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Company or termination of this Agreement pursuant to Sections 8.04, 10.01, 11.01 or 11.02 shall not affect any claims that the Master Servicer or the Trustee may have against the Company arising out of the Company's actions or failure to act prior to any such termination or resignation.

                           The Company shall deliver, within three (3) Business
                  Days of the appointment of a successor Servicer, the funds in the Custodial Account and Escrow Account and all Collateral Files, Credit Files and related documents and statements held by it hereunder to the successor Servicer and the Company shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company.

                           Upon a successor's acceptance of appointment as such,
                  the Company shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

                           Except as otherwise provided in this Agreement, all
                  reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination or removal of the Company or resignation of the Company or otherwise), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Company hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Servicer from its own funds without reimbursement.

30. Section 12.02 (Amendment) is hereby amended and restated in its entirety as follows:

                  Section 12.02 Amendment.

                           This Agreement may be amended from time to time by
                  written agreement signed by the Company and the Purchaser, with the written consent of the Master Servicer and the Trustee.

31. Section 12.04 (Duration of Agreement) is hereby amended by deleting the last sentence thereof.

32. Section 12.10 (Assignment by Purchaser) is hereby deleted in its entirety.

33. Section 12.11 (Solicitation of Mortgagor) is hereby amended by replacing the words "the Purchaser" with "Lehman Brothers Holdings" in each instance.

34. A new Section 12.12 (Intended Third Party Beneficiaries) is hereby added to read as follows:

                           Notwithstanding any provision herein to the contrary,
                  the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Company shall have the same obligations to the Master Servicer and the Trustee as if they were parties to this Agreement, and the Master Servicer and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Company shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

35. A new Section 12.13 (Officer's Certificate) is hereby added to read as follows:

                           On or before the last day of February of each year,
                  beginning with February 28, 2006, or in connection with any additional Sarbanes-Oxley Certification required to be filed, upon thirty days written request the Company, at its own expense, will deliver to the Master Servicer a Servicing Officer's Certificate, a form of which is attached hereto as Exhibit E.

                                    EXHIBIT B

                   Seller's Warranties and Servicing Agreement

                              (See Exhibit 99.12)

                                    EXHIBIT C

                       Schedule of Serviced Mortgage Loans
On file at the offices of:
Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, Pennsylvania 19104
Attn: Steven J. Molitor
Telephone: (215) 994-2777
Telecopier: (215) 994-2222

                                   EXHIBIT D-1

                        FORM OF MONTHLY REMITTANCE ADVICE

FIELD NAME                 DESCRIPTION                                                           FORMAT
----------                 -----------                                                           ------
INVNUM                     INVESTOR LOAN NUMBER                                                  Number no decimals
SERVNUM                    SERVICER LOAN NUMBER, REQUIRED                                        Number no decimals
BEGSCHEDBAL                BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                           Number two decimals
                           BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL,
                           REQUIRED
SCHEDPRIN                  SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED                    Number two decimals
                           ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
                           REQUIRED, .00 IF NO COLLECTIONS
CURT1                      CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                           Number two decimals
CURT1DATE                  CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
CURT1ADJ                   CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE                       Number two decimals
CURT2                      CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                           Number two decimals
CURT2DATE                  CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
CURT2ADJ                   CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE                       Number two decimals
LIQPRIN                    PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE                  Number two decimals
OTHPRIN                    OTHER PRINCIPAL, .00 IF NOT APPLICABLE                                Number two decimals
PRINREMIT                  TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE              Number two decimals
INTREMIT                   NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                          Number two decimals
                           .00 IF NOT APPLICABLE
TOTREMIT                   TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                        Number two decimals
ENDSCHEDBAL                ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED                      Number two decimals
                           ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
                           .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL                  ENDING TRIAL BALANCE                                                  Number two decimals
                           .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE                 ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT                     DD-MMM-YY
ACTCODE                    60 IF PAIDOFF, BLANK IF NOT APPLICABLE                                Number no decimals
ACTDATE                    ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
INTRATE                    INTEREST RATE, REQUIRED                                               Number seven decimals
                                                                                                 Example .0700000 for 7.00%
                                                                                                 Example .0025000 for .25%
SFRATE                     SERVICE FEE RATE, REQUIRED                                            Number seven decimals
                                                                                                 Example .0025000 for .25%
PTRATE                     PASS THRU RATE, REQUIRED                                              Number seven decimals
                                                                                                 Example .0675000 for 6.75%
PIPMT                      P&I CONSTANT, REQUIRED                                                Number two decimals
                           .00 IF PAIDOFF

                                     D-1-1

                                   EXHIBIT D-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

------------------------------------------------------------------------------------------------------------------------------------
DATA FIELD        FORMAT                                                                DATA DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
% of MI coverage  NUMBER(6,5)                                                           The percent of coverage provided by the PMI
                                                                                        company in the event of loss on a defaulted
                                                                                        loan.
------------------------------------------------------------------------------------------------------------------------------------
Actual MI claim   DATE(MM/DD/YYYY)                                                      Actual date that the claim was submitted to
filed date                                                                              the PMI company.
------------------------------------------------------------------------------------------------------------------------------------
Actual bankruptcy DATE(MM/DD/YYYY)                                                      Actual date that the bankruptcy petition is
start date                                                                              filed with the court.
------------------------------------------------------------------------------------------------------------------------------------
Actual MI claim   NUMBER(15,2)                                                          The amount of the claim that was filed by
amount filed                                                                            the servicer with the PMI company.
------------------------------------------------------------------------------------------------------------------------------------
Actual discharge  DATE(MM/DD/YYYY)                                                      Actual date that the Discharge Order is
date                                                                                    entered in the bankruptcy docket.
------------------------------------------------------------------------------------------------------------------------------------
Actual due date   DATE(MM/DD/YYYY)                                                      Actual due date of the next outstanding
                                                                                        payment amount due from the mortgagor.
------------------------------------------------------------------------------------------------------------------------------------
Actual eviction   DATE(MM/DD/YYYY)                                                      Actual date that the eviction proceedings
complete date                                                                           are completed by local counsel.
------------------------------------------------------------------------------------------------------------------------------------
Actual eviction   DATE(MM/DD/YYYY)                                                      Actual date that the eviction proceedings
start date                                                                              are commenced by local counsel.
------------------------------------------------------------------------------------------------------------------------------------
Actual first      DATE(MM/DD/YYYY)                                                      Actual date that foreclosure counsel filed
legal date                                                                              the first legal action as defined by state
                                                                                        statute.
------------------------------------------------------------------------------------------------------------------------------------
Actual redemption DATE(MM/DD/YYYY)                                                      Actual date that the foreclosure redemption
end date                                                                                period expires.
------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy        VARCHAR2(2) 7=Chapter 7 filed  11=Chapter 11 filed                    Chapter of bankruptcy filed.
chapter                      12=Chapter 12 filed 13=Chapter 13 filed
------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy flag   VARCHAR2(2) Y=Active Bankruptcy  N=No Active Bankruptcy               Servicer defined indicator that identifies
                                                                                        that the property is an asset in an active
                                                                                        bankruptcy case.
------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy Case   VARCHAR2(15)                                                          The court assigned case number of the
Number                                                                                  bankruptcy filed by a party with interest in
                                                                                        the property.
------------------------------------------------------------------------------------------------------------------------------------
MI claim amount   NUMBER(15,2)                                                          The amount paid to the servicer by the PMI
paid                                                                                    company as a result of submitting an MI
                                                                                        claim.
------------------------------------------------------------------------------------------------------------------------------------

                                      D-2-1

------------------------------------------------------------------------------------------------------------------------------------
DATA FIELD        FORMAT                                                                DATA DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
MI claim funds    DATE(MM/DD/YYYY)                                                      Actual date that funds were received from
received date                                                                           the PMI company as a result of transmitting
                                                                                        an MI claim.
------------------------------------------------------------------------------------------------------------------------------------
Current loan      NUMBER(10,2)                                                          Current unpaid principal balance of the loan
amount                                                                                  as of the date of reporting to Aurora Master
                                                                                        Servicing.
------------------------------------------------------------------------------------------------------------------------------------
Date FC sale      DATE(MM/DD/YYYY)                                                      Date that the foreclosure sale is scheduled
scheduled                                                                               to be held.
------------------------------------------------------------------------------------------------------------------------------------
Date relief/      DATE(MM/DD/YYYY)                                                      Actual date that the dismissal or relief
dismissal granted                                                                       from stay order is entered by the bankruptcy
                                                                                        court.
------------------------------------------------------------------------------------------------------------------------------------
Date REO offer    DATE(MM/DD/YYYY)                                                      Actual date of acceptance of an REO offer.
accepted
------------------------------------------------------------------------------------------------------------------------------------
Date REO offer    DATE(MM/DD/YYYY)                                                      Actual date of receipt of an REO offer.
received
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value NUMBER(10,2)                                                          Value obtained typically from a BPO prior to
                                                                                        foreclosure referral not related to loss
                                                                                        mitigation activity.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value VARCHAR2(15) BPO=Broker's Price Opinion  Appraisal=Appraisal          Name of vendor or management company that
source                                                                                  provided the delinquency valuation amount.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value DATE(MM/DD/YYYY)                                                      Date that the delinquency valuation amount
date                                                                                    was completed by vendor or property
                                                                                        management company.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency flag  VARCHAR2(2) Y=90+ delinq. Not in FC, Bky or Loss mit                  Servicer defined indicator that identifies
                              N=Less than 90 days delinquent                            that the loan is delinquent but is not
                                                                                        involved in loss mitigation, foreclosure,
                                                                                        bankruptcy or REO.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure flag  VARCHAR2(2) Y=Active foreclosure   N=No active foreclosure            Servicer defined indicator that identifies
                                                                                        that the loan is involved in foreclosure
                                                                                        proceedings.
------------------------------------------------------------------------------------------------------------------------------------
Corporate expense NUMBER(10,2)                                                          Total of all cumulative expenses advanced by
balance                                                                                 the servicer for non-escrow expenses such as
                                                                                        but not limited to: FC fees and costs,
                                                                                        bankruptcy fees and costs, property
                                                                                        preservation and property inspections.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure       DATE(MM/DD/YYYY)                                                      Actual date that the loan was referred to
attorney referral                                                                       local counsel to begin foreclosure
date                                                                                    proceedings.
------------------------------------------------------------------------------------------------------------------------------------

                                      D-2-2

------------------------------------------------------------------------------------------------------------------------------------
DATA FIELD        FORMAT                                                                DATA DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure       NUMBER(15,2)                                                          Value obtained during the foreclosure
valuation amount                                                                        process. Usually as a result of a BPO and
                                                                                        typically used to calculate the bid.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure       DATE(MM/DD/YYYY)                                                      Date that foreclosure valuation amount was
valuation date                                                                          completed by vendor or property management
                                                                                        company.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure       VARCHAR2(80) BPO=Broker's Price Opinion   Appraisal=Appraisal         Name of vendor or management company that
valuation source                                                                        provided the foreclosure valuation amount.
------------------------------------------------------------------------------------------------------------------------------------
FHA 27011A        DATE(MM/DD/YYYY)                                                      Actual date that the FHA 27011A claim was
transmitted date                                                                        submitted to HUD.
------------------------------------------------------------------------------------------------------------------------------------
FHA 27011 B       DATE(MM/DD/YYYY)                                                      Actual date that the FHA 27011B claim was
transmitted date                                                                        submitted to HUD.
------------------------------------------------------------------------------------------------------------------------------------
VA LGC/ FHA Case  VARCHAR2(15)                                                          Number that is assigned individually to the
number                                                                                  loan by either HUD or VA at the time of
                                                                                        origination.  The number is located on the
                                                                                        Loan Guarantee Certificate (LGC) or the
                                                                                        Mortgage Insurance Certificate (MIC).
------------------------------------------------------------------------------------------------------------------------------------
FHA Part A funds  DATE(MM/DD/YYYY)                                                      Actual date that funds were received from
received date                                                                           HUD as a result of transmitting the 27011A
                                                                                        claim.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure       DATE(MM/DD/YYYY)                                                      Actual date that the foreclosure sale was
actual sale date                                                                        held.
------------------------------------------------------------------------------------------------------------------------------------
Servicer loan     VARCHAR2(15)                                                          Individual number that uniquely identifies
number                                                                                  loan as defined by servicer.
------------------------------------------------------------------------------------------------------------------------------------
Loan type         VARCHAR2(2) 1=FHA Residential       2=VA Residential                  Type of loan being serviced generally
                              3=Conventional w/o PMI  4=Commercial                      defined by the existence of certain types of
                              5=FHA Project           6=Conventional w/PMI              insurance. (ie: FHA, VA, conventional
                              7=HUD 235/265           8=Daily Simple Interest Loan      insured, conventional uninsured, SBA, etc.)
                              9=Farm Loan             U=Unknown
                              S=Sub prime
------------------------------------------------------------------------------------------------------------------------------------
Loss mit approval DATE(MM/DD/YYYY)                                                      The date determined that the servicer and
date                                                                                    mortgagor agree to pursue a defined loss
                                                                                        mitigation alternative.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit flag     VARCHAR2(2) Y=Active loss mitigation  N=No active loss mitigation     Servicer defined indicator that identifies
                                                                                        that the loan is involved in completing a
                                                                                        loss mitigation alternative.
------------------------------------------------------------------------------------------------------------------------------------

                                      D-2-3

------------------------------------------------------------------------------------------------------------------------------------
DATA FIELD        FORMAT                                                                DATA DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
Loss mit removal  DATE(MM/DD/YYYY)                                                      The date that the mortgagor is denied loss
date                                                                                    mitigation alternatives or the date that the
                                                                                        loss mitigation alternative is completed
                                                                                        resulting in a current or liquidated loan.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit type     VARCHAR2(2)  L=Loss Mitigation                 LT=Litigation pending  The defined loss mitigation alternative
                               NP=Pending non-performing sale    CH=Charge off          identified on the loss mit approval date.
                               DI=Deed in lieu                   FB=Forbearance plan
                               MO=Modification                   PC=Partial claim
                               SH=Short sale                     VA=VA refunding
------------------------------------------------------------------------------------------------------------------------------------
Loss mit value    NUMBER(10,2)                                                          Value obtained typically from a BPO prior to
                                                                                        foreclosure sale intended to aid in the
                                                                                        completion of loss mitigation activity.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit value    DATE(MM/DD/YYYY)                                                      Name of vendor or management company that
date                                                                                    provided the loss mitigation valuation
                                                                                        amount.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit value    VARCHAR2(15)  BPO=Broker's Price Opinion  Appraisal=Appraisal         Date that the loss mitigation valuation
source                                                                                  amount was completed by vendor or property
                                                                                        management company.
------------------------------------------------------------------------------------------------------------------------------------
MI certificate    VARCHAR2(15)                                                          A number that is assigned individually to
number                                                                                  the loan by the PMI company at the time of
                                                                                        origination. Similar to the VA LGC/FHA Case
                                                                                        Number in purpose.
------------------------------------------------------------------------------------------------------------------------------------
LPMI Cost         NUMBER(7,7)                                                           The current premium paid to the PMI company
                                                                                        for Lender Paid Mortgage Insurance.
------------------------------------------------------------------------------------------------------------------------------------
Occupancy status  VARCHAR2(1)   O=Owner occupied    T=Tenant occupied                   The most recent status of the property
                                U=Unknown           V=Vacant                            regarding who if anyone is occupying the
                                                                                        property.  Typically a result of a routine
                                                                                        property inspection.
------------------------------------------------------------------------------------------------------------------------------------
First Vacancy     DATE(MM/DD/YYYY)                                                      The date that the most recent occupancy
date/Occupancy                                                                          status was determined. Typically the date
status date                                                                             of the most recent property inspection.
------------------------------------------------------------------------------------------------------------------------------------
Original loan     NUMBER(10,2)                                                          Amount of the contractual obligations (ie:
amount                                                                                  note and mortgage/deed of trust).
------------------------------------------------------------------------------------------------------------------------------------
Original value    NUMBER(10,2)                                                          Appraised value of property as of
amount                                                                                  origination typically determined through the
                                                                                        appraisal process.
------------------------------------------------------------------------------------------------------------------------------------

                                      D-2-4

------------------------------------------------------------------------------------------------------------------------------------
DATA FIELD        FORMAT                                                                DATA DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
Origination date  DATE(MM/DD/YYYY)                                                      Date that the contractual obligations (ie:
                                                                                        note and mortgage/deed of trust) of the
                                                                                        mortgagor was executed.
------------------------------------------------------------------------------------------------------------------------------------
FHA Part B funds  DATE(MM/DD/YYYY)                                                      Actual date that funds were received from
received date                                                                           HUD as a result of transmitting the 27011B
                                                                                        claim.
------------------------------------------------------------------------------------------------------------------------------------
Post petition due DATE(MM/DD/YYYY)                                                      The post petition due date of a loan
date                                                                                    involved in a chapter 13 bankruptcy.
------------------------------------------------------------------------------------------------------------------------------------
Property          VARCHAR2(2) 1=Excellent           2=Good                              Physical condition of the property as most
condition                     3=Average             4=Fair                              recently reported to the servicer by vendor
                              5=Poor                6=Very poor                         or property management company.

------------------------------------------------------------------------------------------------------------------------------------
Property type     VARCHAR2(2)       1=Single family          2=Town house               Type of property secured by mortgage such
                  3=Condo           4=Multifamily            5=Other                    as: single family, 2-4 unit, etc.
                  6=Prefabricated   B=Commercial             C=Land only
                  7=Mobile home     U=Unknown                D=Farm
                  A=Church          P=PUD                    R=Row house
                  O=Co-op           M=Manufactured housing   24=2-4 family
                  CT=Condotel       MU=Mixed use
------------------------------------------------------------------------------------------------------------------------------------
Reason for        VARCHAR2(3) 001=Death of principal mtgr 02=Illness of principal mtgr  Cause of delinquency as identified by
default               003=Illness of mtgr's family member                               mortgagor.
                      004=Death of mtgr's family member   005=Marital difficulties
                      006=Curtailment of income           007=Excessive obligations
                      008=Abandonment of property         009=Distant employee transfer
                      011=Property problem                012=Inability to sell property
                      013=Inability to rent property      014=Military service
                      015=Other                           016=Unemployment
                      017=Business failure                019=Casualty loss
                      022=Energy-Environment costs        023=Servicing problems
                      026=Payment adjustment              027=Payment dispute
                      029=Transfer ownership pending      030=Fraud
                      031=Unable to contact borrower      INC=Incarceration
------------------------------------------------------------------------------------------------------------------------------------

                                      D-2-5

------------------------------------------------------------------------------------------------------------------------------------
DATA FIELD        FORMAT                                                                DATA DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
REO repaired      NUMBER(10,2)                                                          The projected value of the property that is
value                                                                                   adjusted from the "as is" value assuming
                                                                                        necessary repairs have been made to the
                                                                                        property as determined by the
                                                                                        vendor/property management company.
------------------------------------------------------------------------------------------------------------------------------------
REO list price    NUMBER(15,2)                                                          The most recent listing/pricing amount as
adjustment amount                                                                       updated by the servicer for REO properties.
------------------------------------------------------------------------------------------------------------------------------------
REO list price    DATE(MM/DD/YYYY)                                                      The most recent date that the servicer
adjustment date                                                                         advised the agent to make an adjustment to
                                                                                        the REO listing price.
------------------------------------------------------------------------------------------------------------------------------------
REO value (as is) NUMBER(10,2)                                                          The value of the property without making any
                                                                                        repairs as determined by the vendor/property
                                                                                        management company.
------------------------------------------------------------------------------------------------------------------------------------
REO actual        DATE(MM/DD/YYYY)                                                      The actual date that the sale of the REO
closing date                                                                            property closed escrow.
------------------------------------------------------------------------------------------------------------------------------------
REO flag          VARCHAR2(7)     Y=Active REO       N=No active REO                    Servicer defined indicator that identifies
                                                                                        that the property is now Real Estate Owned.
------------------------------------------------------------------------------------------------------------------------------------
REO original      DATE(MM/DD/YYYY)                                                      The initial/first date that the property was
list date                                                                               listed with an agent as an REO.
------------------------------------------------------------------------------------------------------------------------------------
REO original      NUMBER(15,2)                                                          The initial/first price that was used to
list price                                                                              list the property with an agent as an REO.
------------------------------------------------------------------------------------------------------------------------------------
REO net sales     NUMBER(10,2)                                                          The actual REO sales price less closing
proceeds                                                                                costs paid. The net sales proceeds are
                                                                                        identified within the HUD1 settlement
                                                                                        statement.
------------------------------------------------------------------------------------------------------------------------------------
REO sales price   NUMBER(10,2)                                                          Actual sales price agreed upon by both the
                                                                                        purchaser and servicer as documented on the
                                                                                        HUD1 settlement statement.
------------------------------------------------------------------------------------------------------------------------------------
REO scheduled     DATE(MM/DD/YYYY)                                                      The date that the sale of the REO property
close date                                                                              is scheduled to close escrow.
------------------------------------------------------------------------------------------------------------------------------------
REO value date    DATE(MM/DD/YYYY)                                                      Date that the vendor or management company
                                                                                        completed the valuation of the property
                                                                                        resulting in the REO value (as is).
------------------------------------------------------------------------------------------------------------------------------------
REO value source  VARCHAR2(15)   BPO=Broker's Price Opinion     Appraisal=Appraisal     Name of vendor or management company that
                                                                                        provided the REO value (as is).
------------------------------------------------------------------------------------------------------------------------------------

                                      D-2-6

------------------------------------------------------------------------------------------------------------------------------------
DATA FIELD        FORMAT                                                                DATA DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
Repay first due   DATE(MM/DD/YYYY)                                                      The due date of the first scheduled payment
date                                                                                    due under a forbearance or repayment plan
                                                                                        agreed to by both the mortgagor and
                                                                                        servicer.
------------------------------------------------------------------------------------------------------------------------------------
Repay next due    DATE(MM/DD/YYYY)                                                      The due date of the next outstanding payment
date                                                                                    due under a forbearance or repayment plan
                                                                                        agreed to by both the mortgagor and
                                                                                        servicer.
------------------------------------------------------------------------------------------------------------------------------------
Repay plan        DATE(MM/DD/YYYY)                                                      The servicer defined date upon which the
broken/                                                                                 servicer considers that the plan is no
reinstated/closed                                                                       longer in effect as a result of plan
date                                                                                    completion or mortgagor's failure to remit
                                                                                        payments as scheduled.
------------------------------------------------------------------------------------------------------------------------------------
Repay plan        DATE(MM/DD/YYYY)                                                      The date that both the mortgagor and
created date                                                                            servicer agree to the terms of a forbearance
                                                                                        or repayment plan.
------------------------------------------------------------------------------------------------------------------------------------
SBO loan number   NUMBER(9)                                                             Individual number that uniquely identifies
                                                                                        loan as defined by Aurora Master Servicing.
------------------------------------------------------------------------------------------------------------------------------------
Escrow balance/   NUMBER(10,2)                                                          The positive or negative account balance
advance balance                                                                         that is dedicated to payment of hazard
                                                                                        insurance, property taxes, MI, etc. (escrow
                                                                                        items only)
------------------------------------------------------------------------------------------------------------------------------------
Title approval    DATE(MM/DD/YYYY)                                                      The actual date that the title approval was
letter received                                                                         received as set forth in the HUD title
date                                                                                    approval letter.
------------------------------------------------------------------------------------------------------------------------------------
Title package     DATE(MM/DD/YYYY)                                                      The actual date that the title package was
HUD/VA date                                                                             submitted to either HUD or VA.
------------------------------------------------------------------------------------------------------------------------------------
VA claim funds    DATE(MM/DD/YYYY)                                                      The actual date that funds were received by
received date                                                                           the servicer from the VA for the expense
                                                                                        claim submitted by the servicer.
------------------------------------------------------------------------------------------------------------------------------------
VA claim          DATE(MM/DD/YYYY)                                                      The actual date that the expense claim was
submitted date                                                                          submitted by the servicer to the VA.
------------------------------------------------------------------------------------------------------------------------------------
VA first funds    NUMBER(15,2)                                                          The amount of funds received by the servicer
received amount                                                                         from VA as a result of the specified bid.
------------------------------------------------------------------------------------------------------------------------------------
VA first funds    DATE(MM/DD/YYYY)                                                      The date that the funds from the specified
received date                                                                           bid were received by the servicer from the
                                                                                        VA.
------------------------------------------------------------------------------------------------------------------------------------
VA NOE submitted  DATE(MM/DD/YYYY)                                                      Actual date that the Notice of Election to
date                                                                                    Convey was submitted to the VA.
------------------------------------------------------------------------------------------------------------------------------------
Zip Code          VARCHAR2(5)                                                           US postal zip code that corresponds to
                                                                                        property location.
------------------------------------------------------------------------------------------------------------------------------------

                                      D-2-7

------------------------------------------------------------------------------------------------------------------------------------
DATA FIELD        FORMAT                                                                DATA DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
FNMA Delinquency  VARCHAR2(3)         09=Forbearance          17=Preforeclosure sale    The code that is electronically reported to
status code       24=Drug seizure     26=Refinance            27=Assumption             FNMA by the servicer that reflects the
                  28=Modification     29=Charge-off           30=Third-party sale       current defaulted status of a loan. (ie: 65,
                  31=Probate          32=Military indulgence  43=Foreclosure            67, 43 or 44)
                  44=Deed-in-lieu     49=Assignment           61=Second lien
                                                                 considerations
                  62=VA no-bid        63=VA Refund            64=VA Buydown
                  65=Ch. 7 bankruptcy 66=Ch. 11 bankruptcy    67=Ch. 13 bankruptcy
------------------------------------------------------------------------------------------------------------------------------------
FNMA delinquency  VARCHAR2(3) 001=Death of principal mtgr 002=Illness of principal mtgr The code that is electronically reported to
reason code       003=Illness of mtgr's family member 004=Death of mtgr's family member FNMA by the servicer that describes the
                  005=Marital difficulties            006=Curtailment of income         circumstance that appears to be the primary
                  007=Excessive obligations           008=Abandonment of property       contributing factor to the delinquency.
                  009=Distant employee transfer       011=Property problem
                  012=Inability to sell property      013=Inability to rent property
                  014=Military service                015=Other
                  016=Unemployment                    017=Business failure
                  019=Casualty loss                   022=Energy-Environment costs
                  023=Servicing problems              026=Payment adjustment
                  027=Payment dispute                 029=Transfer ownership pending
                  030=Fraud                           031=Unable to contact  borrower
                  INC=Incarceration
------------------------------------------------------------------------------------------------------------------------------------
Suspense balance  NUMBER(10,2)                                                          Money submitted to the servicer, credited to
                                                                                        the mortgagor's account but not allocated to
                                                                                        principal, interest, escrow, etc.
------------------------------------------------------------------------------------------------------------------------------------
Restricted escrow NUMBER(10,2)                                                          Money held in escrow by the mortgage company
balance                                                                                 through completion of repairs to property.
------------------------------------------------------------------------------------------------------------------------------------
Investor number   NUMBER(10,2)                                                          Unique number assigned to a group of loans
                                                                                        in the servicing system.
------------------------------------------------------------------------------------------------------------------------------------

                                     D-2-8

                                    EXHIBIT E

                              ANNUAL CERTIFICATION


Re: Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2005-23
         ---------------------------------------------------------------------


I, [identify the certifying individual], a [title] of Wells Fargo Bank, National Association (the "Servicer"), certify to [identify the company submitting to SEC], and its officers, directors, agents and affiliates (in its role as [identify role] the "Sarbanes Certifying Party"), and with the knowledge and intent that they will rely upon this certification, that:

1. Based on my knowledge, the information relating to the Mortgage Loans and the servicing thereof submitted by the Servicer to the Sarbanes Certifying Party which is used in connection with preparation of the reports on Form 8-K and the annual report on Form 10-K filed with the SEC with respect to each transaction listed on the attached Exhibit A, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

2. The servicing information required to be provided to the Sarbanes Certifying Party by the Servicer under the relevant servicing agreements has been provided to the Sarbanes Certifying Party;

3. I am responsible for reviewing the activities performed by the Servicer under the relevant servicing agreements and based upon the review required by the relevant servicing agreements, and except as disclosed in the Annual Statement of Compliance, the Annual Independent Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Sarbanes Certifying Party, the Servicer has, as of the date of this certification fulfilled its obligations under the relevant servicing agreements; and

4. I have disclosed to the Sarbanes Certifying Party all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the relevant servicing agreements.

5. The Servicer shall indemnify and hold harmless the Sarbanes Certifying Party and its officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this Certification or the negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Sarbanes Certifying Party, then the Servicer agrees that it shall contribute to the amount paid or payable by the Sarbanes Certifying Party as a result of the losses, claims, damages or liabilities of the Sarbanes Certifying Party in such proportion as is appropriate to reflect the relative fault of the Sarbanes Certifying Party on the one hand and the Servicer on the other in connection with a breach of the Servicer's obligations under this Certification or the Servicer's negligence, bad faith or willful misconduct in connection therewith.

         IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Servicer.


Dated:______________________              By:_________________________________
                                          Name:_______________________________
                                          Title:______________________________

                                    Exhibit F

                       Assignment and Assumption Agreement


                            [INTENTIONALLY OMITTED]



                                      F-1